UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report October 12, 2000

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                                         59-2663954
 ----------------------------------   ---------        -------------------------
 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)


  2200 Old Germantown Road, Delray Beach, Florida               33445

 (Address of principal executive offices)                     (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated October 12, 2000



ITEM 9.  REGULATION FD DISCLOSURE

On October 12, 2000, Office Depot, Inc. issued a press release announcing its results for the third quarter of 2000. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  October 12, 2000                             By: /S/ DAVID C. FANNIN


                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel